Exhibit 1

This document is a free translation only. Due to the complexities of language translation, translations are not always precise. The original document was prepared in Portuguese and in case of any divergence, discrepancy or difference between this version and the Portuguese version, the Portuguese version shall prevail. The Portuguese version is the only valid and complete version and shall prevail for any and all purposes. This translation was made by persons whose native language is not English, therefore there is no warranty as to the accuracy, reliability or completeness of any information translated and no one should rely on the accuracy, reliability or completeness of such information. There is no assurance as to the accuracy, reliability or completeness of the translation. Any person reading this translation and relying on it should do so at his or her own risk.

The following document was prepared by the managements of Tele Norte Leste Participações S.A., Telemar Norte Leste S.A. and Brasil Telecom S.A. and was presented by the managements of these companies to the Independent Special Committees of these companies in their deliberations with respect to the proposed corporate reorganization of these companies and for no other purpose. This presentation was made to the Independent Special Committees of each of Tele Norte Leste Participações S.A., Telemar Norte Leste S.A. and Brasil Telecom S.A. on July 18, 2011 and speaks only as of that date.

The original Portuguese version of this document was filed with the Brazilian Securities Commission (Comissão de Valores Mobiliários), or the CVM, on September 12, 2011 at the request of the CVM.

Independent Committees Berlin Project – Information on Shares JULY 2011 Confidential

1. EQUITY CAPITAL

1.1  There are seven types of Oi  shares traded on Stock Exchanges,  with different characteristics and economic rights
1.  Equity Capital
Same dividend as TNLP4
when the dividend is
higher than the
minimum dividend
TNLP3
TNLP4
TMAR3
TMAR6
BRTO3
BRTO4
Minimum 6%  of Capital
or  3% of the Net Worth,
whichever is higher
Fixed at 10%  of the
Capital
Same dividend as BRTO3
when this dividend is
higher than the minimum
dividend
Minimum 6%  of Capital
or  3% of NW, whichever
is higher
80%
0%
80%
0%
80%
0%
Equity Value
Not eligible
(Liquid and dispersed shares)
Economic Value
Economic Value
Equity Value
TMAR5
10% higher than the
TMAR3 dividends
0%
Economic Value
Minimum 25%  of
adjusted net profits
Bovespa
Bovespa & NYSE
Bovespa
Bovespa
Bovespa & NYSE
Bovespa & NYSE
Bovespa
Not eligible
(Liquid dispersed shares)
Redeemable on the
market  at any time by the
Company
Redeemable on the
market  at any time by the
Company
X
X
X
X
X
DIVIDENDS TAG ALONG
WITHDRAWAL
RIGHT
LISTING
OTHER
DIFFERENCES

1.2  Equity Capital – TNL
1.  Equity Capital
Tele Norte Leste Participações S.A. (TNL) – On June 30, 2011
ON PN Total
# shares % # shares % # shares %
Telemar Participações S.A. 103,813,689 55.5% 0 0.0% 103,813,689 21.8%
AG Telecom Part. S.A. 0 0.0% 11,412,900 3.9% 11,412,900 2.4%
L.F. Tel S.A. 0 0.0% 11,412,700 3.9% 11,412,700 2.4%
Andrade Gutierrez 590,050 0.3% 0 0.0% 590,050 0.1%
La Fonte Telecom 590,250 0.3% 0 0.0% 590,250 0.1%
PT 20,752,270 11.1% 28,298,549 9.8% 49,050,819 10.3%
Others - Telemar Participações 7,792,922 4.2% 20,215,998 7.0% 28,008,920 5.9%
Others 50,505,601 27.0% 212,165,120 73.3% 262,670,721 55.1%
Treasury Stock 2,984,036 1.6% 6,127,371 2.1% 9,111,407 1.9%
Total 187,028,818 100.0% 289,632,638 100.0% 476,661,456 100.0%

1.3  Equity Capital – TMAR
1.  Equity Capital
Telemar Norte Leste S.A. (TMAR) – On June 30, 2011
ON PNA PNB Total
# shares % # shares % # shares % # shares %
Tele Norte Leste Part. S.A. 150,971,022 98.0% 91,250,241 48.2% 0 0.0% 242,221,263 70.3%
Telemar Participações 0 0.0% 13,079,176 6.9% 0 0.0% 13,079,176 3.8%
AG Telecom Part. S.A. 0 0.0% 11,240,386 5.9% 0 0.0% 11,240,386 3.3%
L.F. Tel S.A. 0 0.0% 11,240,386 5.9% 0 0.0% 11,240,386 3.3%
PT 0 0.0% 32,475,534 17.1% 0 0.0% 32,475,534 9.4%
Others - Telemar Participações 0 0.0% 1,161,726 0.6% 0 0.0% 1,161,726 0.3%
Others 3,061,191 2.0% 28,513,204 15.1% 1,063,967 100.0% 32,638,362 9.5%
Treasury Stock 0 0.0% 440,130 0.2% 0 0.0% 440,130 0.1%
Total 154,032,213 100.0% 189,400,783 100.0% 1,063,967 100.0% 344,496,963 100.0%

1.4  Equity Capital – BRT
1.  Equity Capital
Brasil Telecom S.A. (BRT) – On June 30, 2011
ON PN Total
# shares % # shares % # shares %
Coari Participações 161,990,002 79.6% 128,675,049 32.2% 290,665,051 48.2%
Others - TmarPart 3,341,262 1.6% 25,159,610 6.3% 28,500,872 4.7%
Others 38,091,912 18.7% 232,531,158 58.2% 270,623,070 44.9%
Treasury Stock 0 0.0% 13,231,553 3.3% 13,231,553 2.2%
Total 203,423,176 100.0% 399,597,370 100.0% 603,020,546 100.0%

2. TRADING IN SHARES

JUL11

	✓	✓	✓	✓	✓
	✓	✓	✓	✓	✓
	X	X	X	X	X
	✓	✓	✓	✓	✓
	X	✓	X	✓	X
	✓	✓	✓	✓	X

2.1  Oi shares are included in several Stock Exchange Indexes
2.  Trading in Shares
TNLP3
TNLP4
TMAR3
BRTO3
BRTO4
TMAR5
Source BM&F Bovespa
Brazilian
Stock
Exchange
Index
(IBOVESPA)
Brazil Broad
Index (IBrA)
Mid-Large
Cap Index
(MLCX)
Sector Index
(ITEL)
Dividends
Index (IDIV)

2.2  Share Liquidity
2.  Trading in Shares
TNLP3
TNLP4
TMAR3
BRTO3
BRTO4
TMAR5
30 days 180 days 360 days
7,276 8,251 9,860
89,797 73,042 76,946
10 76 60
6,955 7,489 7,166
1,464 1,535 1,942
15,727 15,546 14,318
30 days 180 days 360 days
0.44% 0.47% 0.56%
1.57% 1.29% 1.38%
0.00% 0.04% 0.03%
0.44% 0.51% 0.50%
0.23% 0.25% 0.31%
0.63% 0.74% 0.73%
Average Daily Volume  through to Announcement  (R$ '000)
Average Daily Float Turnover¹
Source:  Economatica
Notes
1 Float turnover calculated as the total number of shares traded during the period over the total number of shares in the free float at the end of the period, divided by the trading days in the  period

2.3  Calculation of average weighted price by volume
2.  Trading in Shares
Source: Economatica
Notes
1 On April 21, 2011 there was trading in the  ADR, although there was no trading in Brazil. The ADRs traded on this date were not taken into consideration
2 Equivalent number in  BRTO4. (1 BTM = 3 BRTO4)
3 Average trading price on the BM&F Bovespa, adjusted for payouts (without the  extraordinary distribution of BRT)
Date TNLP3 TNLP4 TMAR3 TMAR5 BRTO3 BRTO4
# shares
Average
Price ³
# shares # ADRs Total
Average
Price 3
# shares
Average
Price 3
# shares
Average
Price 3
# shares # ADRs Total
Average
Price 3
# shares
# ADRs 2
Total
Average
Price ³
29/3/2011 445,800 37.57 1,517,000 1,769,363 3,286,363 27.53 100 69.26 266,500 53.65 35,100 7,903 43,003 17.26 1,027,400 626,331 1,653,731 13.85
30/3/2011 459,800 36.91 996,700 1,733,555 2,730,255 27.43 4,000 69.31 272,500 54.89 54,900 7,397 62,297 17.18 872,300 881,118 1,753,418 14.07
31/3/2011 289,900 36.64 810,100 1,743,140 2,553,240 27.45 4,700 68.46 184,900 54.52 38,100 9,809 47,909 17.37 760,100 1,130,865 1,890,965 14.28
1/4/2011 547,500 37.26 1,048,500 1,864,165 2,912,665 27.57 300 71.91 181,800 55.83 67,800 12,907 80,707 17.39 944,600 1,939,128 2,883,728 14.46
4/4/2011 264,000 37.45 1,037,800 1,768,851 2,806,651 27.88 300 72.89 774,100 57.50 217,300 39,395 256,695 17.59 1,027,200 756,291 1,783,491 14.80
5/4/2011 277,900 37.03 1,729,200 2,029,487 3,758,687 27.88 - 72.89 271,600 57.39 139,100 18,027 157,127 17.76 2,036,000 2,126,856 4,162,856 15.33
6/4/2011 106,200 36.36 1,254,500 1,494,088 2,748,588 27.76 - 72.89 252,200 58.04 141,200 19,700 160,900 17.83 955,300 1,745,628 2,700,928 15.26
7/4/2011 224,800 36.36 1,038,200 1,663,511 2,701,711 27.76 - 72.89 130,300 57.86 50,100 21,389 71,489 17.70 645,400 699,999 1,345,399 15.10
8/4/2011 193,900 35.80 674,200 1,621,780 2,295,980 27.79 - 72.89 253,900 57.45 36,200 4,743 40,943 17.50 989,200 1,357,071 2,346,271 15.05
11/4/2011 391,800 36.43 1,552,700 2,057,964 3,610,664 28.46 300 74.19 121,700 57.37 18,200 12,406 30,606 17.66 529,900 496,899 1,026,799 15.23
12/4/2011 578,200 36.69 1,238,000 1,780,040 3,018,040 28.23 100 74.19 103,400 56.75 49,400 9,024 58,424 17.38 736,600 639,480 1,376,080 15.12
13/4/2011 245,200 36.29 1,120,900 1,988,185 3,109,085 28.48 - 74.19 86,400 56.87 151,900 7,744 159,644 17.47 809,300 722,949 1,532,249 15.22
14/4/2011 268,900 36.56 1,536,200 1,787,012 3,323,212 28.63 300 77.51 209,200 57.94 802,200 12,913 815,113 17.72 1,663,500 1,618,998 3,282,498 15.65
15/4/2011 251,600 36.22 1,093,600 1,460,495 2,554,095 28.70 900 75.20 221,100 58.87 118,700 12,598 131,298 18.07 990,900 839,466 1,830,366 15.94
18/4/2011 262,000 36.39 876,500 1,689,640 2,566,140 28.49 - 75.20 92,500 59.01 34,300 2,349 36,649 18.04 918,700 638,307 1,557,007 15.86
19/4/2011 548,500 36.97 705,600 995,363 1,700,963 28.97 - 75.20 76,400 59.24 37,200 1,149 38,349 18.02 569,300 540,099 1,109,399 16.00
20/4/2011 595,600 35.84 2,758,500 3,032,548 5,791,048 28.02 100 75.19 173,800 56.98 95,200 11,660 106,860 17.45 1,883,300 1,636,509 3,519,809 15.31
25/4/2011 125,300 34.59 1,176,900 1,863,215 3,040,115 27.59 - 75.19 58,500 56.77 36,800 8,762 45,562 17.02 645,400 696,207 1,341,607 15.03
26/4/2011 357,600 34.11 941,400 2,720,342 3,661,742 27.50 - 75.19 221,100 57.36 82,200 7,524 89,724 16.90 687,200 622,602 1,309,802 15.04
27/4/2011 382,700 33.27 1,564,600 3,308,953 4,873,553 26.76 500 72.24 132,800 56.56 167,600 91,438 259,038 16.54 959,300 856,734 1,816,034 14.69
28/4/2011 232,000 33.07 1,471,300 2,414,276 3,885,576 26.55 - 72.24 209,900 54.70 105,600 15,071 120,671 16.96 1,258,700 862,260 2,120,960 14.87
29/4/2011 478,700 33.55 3,098,300 3,457,997 6,556,297 26.17 - 72.24 244,900 54.50 212,600 18,471 231,071 16.65 1,800,700 1,180,728 2,981,428 14.52
2/5/2011 246,600 33.65 1,243,300 3,145,357 4,388,657 26.32 - 72.24 139,300 54.04 40,000 62,591 102,591 16.69 802,400 826,023 1,628,423 14.70
3/5/2011 421,900 33.25 755,100 2,005,156 2,760,256 26.31 - 72.24 98,200 53.94 92,000 9,931 101,931 16.51 675,500 660,375 1,335,875 14.64
4/5/2011 414,200 33.57 1,155,400 2,478,888 3,634,288 26.56 100 71.58 228,900 54.83 125,000 11,874 136,874 16.56 568,400 601,170 1,169,570 14.74
5/5/2011 67,500 33.26 1,193,800 2,329,160 3,522,960 26.61 100 73.99 180,500 55.27 25,400 3,073 28,473 16.66 419,700 372,648 792,348 14.79
6/5/2011 148,700 33.09 917,100 2,281,545 3,198,645 26.62 - 73.99 75,400 54.71 62,700 21,063 83,763 16.70 976,700 1,336,179 2,312,879 14.87
9/5/2011 75,700 32.92 423,500 1,472,632 1,896,132 26.50 - 73.99 70,700 54.80 24,000 4,304 28,304 16.93 509,600 548,490 1,058,090 14.95
10/5/2011 214,100 32.68 681,800 1,282,634 1,964,434 26.66 - 73.99 66,700 54.81 71,900 18,024 89,924 17.04 675,600 591,753 1,267,353 15.17
11/5/2011 276,500 31.77 894,600 1,751,446 2,646,046 26.31 300 72.50 147,500 54.07 62,200 6,597 68,797 17.09 888,400 448,389 1,336,789 15.02
12/5/2011 244,500 31.70 837,700 1,560,818 2,398,518 26.24 - 72.50 74,400 54.14 2,900 2,544 5,444 16.98 464,600 463,677 928,277 15.00
13/5/2011 185,800 31.33 1,325,300 3,960,454 5,285,754 25.72 - 72.50 95,300 53.50 17,500 1,635 19,135 16.79 760,800 634,335 1,395,135 14.78
16/5/2011 155,400 31.58 976,100 2,542,499 3,518,599 25.80 1,700 73.00 78,800 54.02 41,200 2,540 43,740 16.63 282,300 420,219 702,519 14.59
17/5/2011 108,000 31.77 626,200 1,648,838 2,275,038 25.99 200 73.00 77,000 54.09 28,200 5,019 33,219 16.73 570,100 606,675 1,176,775 14.73
18/5/2011 149,900 31.79 875,500 2,005,285 2,880,785 26.13 - 73.00 119,400 54.30 55,300 8,675 63,975 16.99 907,700 434,412 1,342,112 14.97
19/5/2011 185,600 31.80 913,000 1,349,230 2,262,230 26.27 - 73.00 67,200 54.91 89,500 30,870 120,370 17.00 794,700 719,460 1,514,160 15.14
20/5/2011 65,200 32.28 1,217,700 1,857,293 3,074,993 26.66 - 73.00 210,700 55.54 106,600 5,391 111,991 17.06 1,192,900 656,586 1,849,486 15.31
23/5/2011 86,400 32.11 737,700 1,496,880 2,234,580 26.51 - 73.00 49,800 55.40 35,700 7,223 42,923 16.92 638,100 783,489 1,421,589 15.27
Average Weighted Price 35.04 27.13 70.62 56.12 17.27 15.00
by Volume

2.3  Calculation of average weighted price by volume
2.  Trading in Shares
Source: Economatica
Notes
1 On April 21, 2011 there was trading in the  ADR, although there was no trading in Brazil. The ADRs traded on this date were not taken into consideration
2 Equivalent number in  BRTO4. (1 BTM = 3 BRTO4 )
3 Average trading price on the BM&F Bovespa, adjusted for payouts (without the  extraordinary distribution of BRT)
Date TNLP3 TNLP4 TMAR3 TMAR5 BRTO3 BRTO4
# shares
Average
Price ³
# shares # ADRs Total
Average
Price 3
# shares
Average
Price 3
# shares
Average
Price 3
# shares # ADRs Total
Average
Price 3
# shares
# ADRs 2
Total
Average
Price ³
29/3/2011 445,800 37.57 1,517,000 1,769,363 3,286,363 27.53 100 69.26 266,500 53.65 35,100 7,903 43,003 17.26 1,027,400 626,331 1,653,731 13.85
30/3/2011 459,800 36.91 996,700 1,733,555 2,730,255 27.43 4,000 69.31 272,500 54.89 54,900 7,397 62,297 17.18 872,300 881,118 1,753,418 14.07
31/3/2011 289,900 36.64 810,100 1,743,140 2,553,240 27.45 4,700 68.46 184,900 54.52 38,100 9,809 47,909 17.37 760,100 1,130,865 1,890,965 14.28
1/4/2011 547,500 37.26 1,048,500 1,864,165 2,912,665 27.57 300 71.91 181,800 55.83 67,800 12,907 80,707 17.39 944,600 1,939,128 2,883,728 14.46
4/4/2011 264,000 37.45 1,037,800 1,768,851 2,806,651 27.88 300 72.89 774,100 57.50 217,300 39,395 256,695 17.59 1,027,200 756,291 1,783,491 14.80
5/4/2011 277,900 37.03 1,729,200 2,029,487 3,758,687 27.88 - 72.89 271,600 57.39 139,100 18,027 157,127 17.76 2,036,000 2,126,856 4,162,856 15.33
6/4/2011 106,200 36.36 1,254,500 1,494,088 2,748,588 27.76 - 72.89 252,200 58.04 141,200 19,700 160,900 17.83 955,300 1,745,628 2,700,928 15.26
7/4/2011 224,800 36.36 1,038,200 1,663,511 2,701,711 27.76 - 72.89 130,300 57.86 50,100 21,389 71,489 17.70 645,400 699,999 1,345,399 15.10
8/4/2011 193,900 35.80 674,200 1,621,780 2,295,980 27.79 - 72.89 253,900 57.45 36,200 4,743 40,943 17.50 989,200 1,357,071 2,346,271 15.05
11/4/2011 391,800 36.43 1,552,700 2,057,964 3,610,664 28.46 300 74.19 121,700 57.37 18,200 12,406 30,606 17.66 529,900 496,899 1,026,799 15.23
12/4/2011 578,200 36.69 1,238,000 1,780,040 3,018,040 28.23 100 74.19 103,400 56.75 49,400 9,024 58,424 17.38 736,600 639,480 1,376,080 15.12
13/4/2011 245,200 36.29 1,120,900 1,988,185 3,109,085 28.48 - 74.19 86,400 56.87 151,900 7,744 159,644 17.47 809,300 722,949 1,532,249 15.22
14/4/2011 268,900 36.56 1,536,200 1,787,012 3,323,212 28.63 300 77.51 209,200 57.94 802,200 12,913 815,113 17.72 1,663,500 1,618,998 3,282,498 15.65
15/4/2011 251,600 36.22 1,093,600 1,460,495 2,554,095 28.70 900 75.20 221,100 58.87 118,700 12,598 131,298 18.07 990,900 839,466 1,830,366 15.94
18/4/2011 262,000 36.39 876,500 1,689,640 2,566,140 28.49 - 75.20 92,500 59.01 34,300 2,349 36,649 18.04 918,700 638,307 1,557,007 15.86
19/4/2011 548,500 36.97 705,600 995,363 1,700,963 28.97 - 75.20 76,400 59.24 37,200 1,149 38,349 18.02 569,300 540,099 1,109,399 16.00
20/4/2011 595,600 35.84 2,758,500 3,032,548 5,791,048 28.02 100 75.19 173,800 56.98 95,200 11,660 106,860 17.45 1,883,300 1,636,509 3,519,809 15.31
25/4/2011 125,300 34.59 1,176,900 1,863,215 3,040,115 27.59 - 75.19 58,500 56.77 36,800 8,762 45,562 17.02 645,400 696,207 1,341,607 15.03
26/4/2011 357,600 34.11 941,400 2,720,342 3,661,742 27.50 - 75.19 221,100 57.36 82,200 7,524 89,724 16.90 687,200 622,602 1,309,802 15.04
27/4/2011 382,700 33.27 1,564,600 3,308,953 4,873,553 26.76 500 72.24 132,800 56.56 167,600 91,438 259,038 16.54 959,300 856,734 1,816,034 14.69
28/4/2011 232,000 33.07 1,471,300 2,414,276 3,885,576 26.55 - 72.24 209,900 54.70 105,600 15,071 120,671 16.96 1,258,700 862,260 2,120,960 14.87
29/4/2011 478,700 33.55 3,098,300 3,457,997 6,556,297 26.17 - 72.24 244,900 54.50 212,600 18,471 231,071 16.65 1,800,700 1,180,728 2,981,428 14.52
2/5/2011 246,600 33.65 1,243,300 3,145,357 4,388,657 26.32 - 72.24 139,300 54.04 40,000 62,591 102,591 16.69 802,400 826,023 1,628,423 14.70
3/5/2011 421,900 33.25 755,100 2,005,156 2,760,256 26.31 - 72.24 98,200 53.94 92,000 9,931 101,931 16.51 675,500 660,375 1,335,875 14.64
4/5/2011 414,200 33.57 1,155,400 2,478,888 3,634,288 26.56 100 71.58 228,900 54.83 125,000 11,874 136,874 16.56 568,400 601,170 1,169,570 14.74
5/5/2011 67,500 33.26 1,193,800 2,329,160 3,522,960 26.61 100 73.99 180,500 55.27 25,400 3,073 28,473 16.66 419,700 372,648 792,348 14.79
6/5/2011 148,700 33.09 917,100 2,281,545 3,198,645 26.62 - 73.99 75,400 54.71 62,700 21,063 83,763 16.70 976,700 1,336,179 2,312,879 14.87
9/5/2011 75,700 32.92 423,500 1,472,632 1,896,132 26.50 - 73.99 70,700 54.80 24,000 4,304 28,304 16.93 509,600 548,490 1,058,090 14.95
10/5/2011 214,100 32.68 681,800 1,282,634 1,964,434 26.66 - 73.99 66,700 54.81 71,900 18,024 89,924 17.04 675,600 591,753 1,267,353 15.17
11/5/2011 276,500 31.77 894,600 1,751,446 2,646,046 26.31 300 72.50 147,500 54.07 62,200 6,597 68,797 17.09 888,400 448,389 1,336,789 15.02
12/5/2011 244,500 31.70 837,700 1,560,818 2,398,518 26.24 - 72.50 74,400 54.14 2,900 2,544 5,444 16.98 464,600 463,677 928,277 15.00
13/5/2011 185,800 31.33 1,325,300 3,960,454 5,285,754 25.72 - 72.50 95,300 53.50 17,500 1,635 19,135 16.79 760,800 634,335 1,395,135 14.78
16/5/2011 155,400 31.58 976,100 2,542,499 3,518,599 25.80 1,700 73.00 78,800 54.02 41,200 2,540 43,740 16.63 282,300 420,219 702,519 14.59
17/5/2011 108,000 31.77 626,200 1,648,838 2,275,038 25.99 200 73.00 77,000 54.09 28,200 5,019 33,219 16.73 570,100 606,675 1,176,775 14.73
18/5/2011 149,900 31.79 875,500 2,005,285 2,880,785 26.13 - 73.00 119,400 54.30 55,300 8,675 63,975 16.99 907,700 434,412 1,342,112 14.97
19/5/2011 185,600 31.80 913,000 1,349,230 2,262,230 26.27 - 73.00 67,200 54.91 89,500 30,870 120,370 17.00 794,700 719,460 1,514,160 15.14
20/5/2011 65,200 32.28 1,217,700 1,857,293 3,074,993 26.66 - 73.00 210,700 55.54 106,600 5,391 111,991 17.06 1,192,900 656,586 1,849,486 15.31
23/5/2011 86,400 32.11 737,700 1,496,880 2,234,580 26.51 - 73.00 49,800 55.40 35,700 7,223 42,923 16.92 638,100 783,489 1,421,589 15.27
Average Weighted Price 35.04 27.13 70.62 56.12 17.27 15.00
by Volume